
                                  MONTHLY CERTIFICATEHOLDERS STATEMENT
                                      NATIONSBANK OF DELAWARE, N/A
                                  NATIONSBANK CREDIT CARD MASTER TRUST
                                             SERIES 1993-2
                                             -------------

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as of December 1, 1993
     (as  amended  or supplemented, the "Pooling and Servicing Agreement"), as supplemented BZ the
     Series  1993-2  Supplement, dated as of December 1, 1993 (the "Supplement" and, together with the  Pooling and Servicing Agreement, the "Agreement"), each between NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank of New York, as Trustee, the Servicer is
     required  to  prepare  certain  information  each  month  regarding  distributions  to
     Certificateholders and the  performance of the  Trust.  The  information  with  respect to the  applicable Distribution  Date and  Due  Period  is  set  forth  below.


      Due Period                                                                     Apr-01
      Determination Date                                                          08-May-01
      Transfer Date                                                               14-May-01
      Distribution Date                                                           15-May-01
      Amortization  Period?                                                No
      Class  A  Accumulation  Period?                                      No
      Class  B  Accumulation  Period?                                      No
      Early  Amortization  Period?                                         No



A      Receivables for Due Period
A(1)   Beginning Principal Receivables                                           2,632,399,705.32
       Beginning Finance Charge Receivables (excluding Interchange)                 24,316,828.47
       Beginning Discount Receivables                                                        0.00
                                                                                 -----------------
       Beginning Receivables                                                     2,656,716,533.79

A(2)   Removed Principal Receivables                                                         0.00
       Removed Finance Charge Receivables (excluding Interchange)                            0.00
       Removed Receivables                                                                   0.00

A(3)   Principal Receivables with respect to Additional Accounts                             0.00
       Finance Charge Receivables with respect to Additional Accounts
       (excluding Interchange)                                                               0.00
                                                                                 -----------------
       Receivables with respect to Additional Accounts                                       0.00

A(4)   Principal Receivables billed                                                566,002,017.08
       Finance Charge Receivables billed (excluding Interchange)                    38,811,662.72
       Receivables billed                                                          604,813,679.80

A(5)   Discount Receivables Generated                                                        0.00

A(6)   Collections of Principal Receivables                                        528,168,664.09
       Collections of Finance Charge Receivables (excluding Interchange)            36,042,281.79
       Total Collections                                                           564,210,945.88

A(7)   Default Amount                                                               13,636,096.45

A(8)   Ending Principal Receivables                                              2,656,596,961.86
       Ending Finance Charge Receivables (excluding Interchange)                    27,086,209.40
       Ending Discount Receivables                                                           0.00
                                                                                 -----------------
       Ending Receivables                                                        2,683,683,171.26

A(9)   Beginning Aggregate Invested Amount                                       1,422,915,000.00
       Beginning Aggregate Invested Percentage                                              54.05%

A(10)  Beginning Transferor Amount                                               1,209,484,705.32
       Net Change in Transferor Amount                                              24,197,256.55
       Ending Transferor Amount                                                              0.00
       Beginning Transferor Interest Percentage                                              0.00%

A(11)  Collections of Finance Charge Receivables allocable to Interchange            8,205,157.05

       Exhibit 99 A and B
       Page 5 of 17

B      Delinquencies and Losses for Due Period

B(1)   Delinquent Accounts
       30-59 Days Delinquent                                                               11,474
       60-89 Days Delinquent                                                                6,142
       90-119 Days Delinquent                                                               4,483
       120+ Days Delinquent                                                                 6,552

B(2)   Defaulted Accounts                                                                       0

B(3)   Delinquent Receivables
       30-59 Days Delinquent                                                        46,520,220.65
       60-89 Days Delinquent                                                        27,780,688.03
       90-119 Days Delinquent                                                       21,321,367.34
       120+ Days Delinquent                                                         32,433,396.84

B(4)   Default Amount                                                                8,106,977.68

C      Base Rate and Portfolio Yield

C(1)   Base Rate (Current Due Period)                                                        8.02%
       Base Rate (Prior Due Period)                                                          8.02%
       Base Rate (Two Due Periods Ago)                                                       8.02%
       Three Month Average Base Rate                                                         8.02%

C(2)   Portfolio Yield (Current Due Period)                                                 16.48%
       Portfolio Yield (Prior Due Period)                                                   20.35%
       Portfolio Yield (Two Due Periods Ago)                                                19.10%
       Three Month Average Portfolio Yield                                                  18.45%

D      Series 1993-2 Invested Amount

D(1)   Class A Initial Invested Amount                                             500,000,000.00
       Class B Initial Invested Amount                                              31,915,000.00
                                                                                 -----------------
       Initial Invested Amount                                                     531,915,000.00

D(2)   Class A Invested Amount as of the beginning of the Due Period               500,000,000.00
       Class B Invested Amount as of the beginning of the Due Period                31,915,000.00
                                                                                 -----------------
       Invested Amount as of the beginning of the Due Period                       531,915,000.00

D(3)   Class A Invested Amount at the end of revolving period                    N/A
       Class B Invested Amount at the end of revolving period                    N/A
       Invested Amount at the end of revolving period                            N/A

D(4)   Principal Funding Account Balance as of end of day on preceding
       Distribution Date                                                                     0.00
       Deposits to Principal Funding Account                                                 0.00
       Principal Funding Investment Proceeds                                                 0.00
       Withdrawals from Principal Funding Account                                            0.00
       Allocation of Principal Funding Investment Proceeds                                   0.00
                                                                                 -----------------
       Principal Funding Account Balance as of end of day on current                         0.00
       Distribution Date

D(5)   Class A Adjusted Invested Amount as of the beginning of the Due Period      500,000,000.00
       Class B Adjusted Invested Amount as of the beginning of the Due Period       31,915,000.00
                                                                                 -----------------
       Adjusted Invested Amount as of the beginning of the Due Period              531,915,000.00

D(6)   Enhancement Initial Invested Amount                                                   0.00
       Enhancement Invested Amount                                                           0.00

D(7)   Floating Allocation Percentage                                                       20.21%

D(8)   Principal Allocation Percentage                                                      20.21%

       Exhibit 99 A and B
       Page 6 of  17

E      Servicing Fee Calculation

E(1)   Servicing Base Amount                                                       531,915,000.00

E(2)   Servicer Interchange                                                            332,446.88
       Class A Servicing Fee                                                           520,833.44
       Class B Servicing Fee                                                            33,244.69
                                                                                 -----------------
       Subtotal                                                                        886,525.01
       Investor Monthly Servicing Fee                                                  886,525.01
                                                                                 -----------------
       Shortfall of Servicer Interchange                                                     0.00

E(3)   Investor Default Amount                                                       1,638,420.19
E(4)   Monthly Cash Collateral Fee                                                       9,447.10

F      Reserve Account

F(1)   Reserve Account Balance as of end of day on preceding Distribution Date               0.00
       Deposits to Reserve Account                                                           0.00
       Interest earnings on Reserve Account                                                  0.00
       Withdrawals from Reserve Account                                                      0.00
                                                                                 -----------------
       Reserve Account Balance as of end of day on current Distribution Date                 0.00

F(2)   Required Reserve Account Amount                                                       0.00
F(3)   Available Reserve Account Amount                                                      0.00
F(4)   Reserve Draw Amount                                                                   0.00
F(5)   Reserve Account Surplus                                                               0.00
F(6)   Covered Amount                                                            N/A

G      Cash Collateral Account

G(1)   Initial Shared Collateral Amount                                             26,595,833.00
       Initial Class B Collateral Amount                                             5,319,167.00
                                                                                 -----------------
       Initial Cash Collateral Amount                                               31,915,000.00

G(2)   Cash Collateral Account balance as of end of day on preceding
       Distribution Date                                                            31,915,000.00
       Deposits to Cash Collateral Account                                                   0.00
       Withdrawals from Cash Collateral Account                                              0.00
                                                                                 -----------------
       Cash Collateral Account balance as of end of day on current                  31,915,000.00
       Distribution Date

G(3)   Cash Collateral Account Surplus                                                       0.00

G(4)   Available Shared Collateral Amount                                           26,595,833.00
       Available Cash Collateral Amount                                             31,915,000.00

G(5)   Required Draw Amount                                                                  0.00
       Interest Draw Amount                                                                  0.00
       Servicing Draw Amount                                                                 0.00
       Default Draw Amount                                                                   0.00
       Reimbursement Draw Amount/Special Draw Amount/Class
       A&B Principal Draw Amount                                                             0.00
                                                                                 -----------------
                                                                                             0.00

       Exhibit 99 A and B
       Page 7 of 17

H      Class A Available Funds

H(1)   Class A Floating Percentage                                                          94.00%

H(2)   Principal Funding Investment Proceeds (if applicable to Class A)                      0.00
       Class A Finance Charge Collections (excluding Interchange)                    6,847,096.44
       Class A allocation of Servicer Interchange                                    1,558,766.51
       Reserve Draw Amount (if applicable to Class A)                                        0.00
                                                                                 -----------------
       Class A Available Funds                                                       8,405,862.95

H(3)   Class A Monthly Interest                                                      2,500,000.00
                                                                                 -----------------
       Class A Interest Shortfall                                                            0.00

H(4)   Class A Additional Interest                                                           0.00
       Class A Servicing Fee                                                           520,833.44
       Class A allocation of Servicer Interchange                                      312,500.07
       Class A Investor Default Amount                                               1,540,114.98

H(5)   Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due
       but not distributed                                                           2,500,000.00
       Class A Additional Interest plus amounts
       previously due but not distributed                                                    0.00
       Class A Servicing Fee plus amounts previously due
       but not distributed                                                             520,833.44
       Class A allocation of Servicer Interchange                                      312,500.07
       Class A Investor Default Amount                                               1,540,114.98
                                                                                 -----------------
       Total Class A Excess Spread                                                   3,532,414.46

H(6)   Required Amount                                                                       0.00

I      Class B Available Funds

I(1)   Class B Floating Percentage                                                           6.00%

I(2)   Principal Funding Investment Proceeds (if applicable to Class B)                      0.00
       Class B Finance Charge Collections (excluding Interchange)                      437,048.71
       Class B allocation of Servicer Interchange                                       99,495.73
       Reserve Draw Amount (if applicable to Class B)                                        0.00
       Class B Available Funds                                                         536,544.44

I(3)   Class B Monthly Interest                                                        166,223.96
                                                                                 -----------------
       Class B Interest Shortfall                                                            0.00

I(4)   Class B Additional Interest                                                           0.00
       Class B Servicing Fee                                                            33,244.69
       Class B allocation of Servicer Interchange                                       19,946.81

I(5)   Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due
       but not distributed                                                             166,223.96
       Class B Additional Interest plus amounts
       previously due but not distributed                                                    0.00
       Class B Servicing Fee plus amounts previously due
       but not distributed                                                              33,244.69
       Class B allocation of Servicer Interchange                                       19,946.81
       Total Class B Excess Spread                                                     317,128.98

I(6)   Class B Investor Default Amount                                                  98,305.21


       Exhibit 99 A and B
       Page 8 of 17

J      Excess Spread and Excess Finance Charge Collections

J(1)   Total Excess Spread                                                           3,849,543.44
       Excess Finance Charge Collections allocated from other series                         0.00
                                                                                 -----------------
                                                                                     3,849,543.44

J(2)   Applied to Required Amount                                                            0.00
       Applied to Class A Investor Charge Offs                                               0.00
       Applied to Class B Monthly Interest & Additional Interest                             0.00
       Applied to Class B Servicing Fee                                                      0.00
       Applied to Class B Investor Default Amount                                       98,305.21
       Applied to Class B Invested Amount reductions                                         0.00
       Applied to Enhancement Invested Amount reductions                                     0.00
       Applied to Cash Collateral Account                                                    0.00
       Applied to Monthly Cash Collateral Fee                                            9,447.10
       Applied to Reserve Account                                                            0.00
       Applied to Cash Collateral Depositor                                                  0.00
                                                                                 -----------------
                                                                                             0.00

J(3)   Finance Charge Shortfall                                                              0.00

J(4)   Portion of Shared Collateral Amount applied to Required Amount                        0.00
       Portion of Reallocated Principal Collections applied to Required Amount               0.00

K      Principal Collections

K(1)   Available Principal Collections                                             106,742,887.01
       Excess Principal Collections with respect to other Series                             0.00
       Subtotal                                                                    106,742,887.01

K(2)   Class A Principal Percentage                                                         94.00%
       Class A Monthly Principal                                                             0.00

K(3)   Class B Principal Percentage                                                          6.00%
       Class B Monthly Principal                                                             0.00

K(4)   Allocation of Principal Collections
       Deposit to Principal Funding Account                                                  0.00
       Distribution to Cash Collateral Depositor                                             0.00
       Excess Principal Collections                                                106,742,887.01
       Principal Shortfall                                                                   0.00

K(5)   Reallocated Principal Collections pursuant to Section 4.9(a)                          0.00

K(6)   Amount BZ which Class B Invested Amount was reduced pursuant to 4.7(a)                0.00

L      Accumulation Period

L(1)   Controlled Accumulation Amount (Class A)                                  N/A
       Deficit Controlled Accumulation Amount (Class A)                          N/A
       Controlled Deposit Amount (Class A)                                                   0.00

L(2)   Controlled Accumulation Amount (Class B)                                  N/A
       Deficit Controlled Accumulation Amount (Class B)                          N/A
                                                                                 -----------------
       Controlled Deposit Amount (Class B)                                                   0.00


       Exhibit 99 A and B
       Page 9 of 17

M      Investor Charge Offs

M(1)   Class A Investor Charge Offs                                                          0.00
       Class B Investor Charge Offs                                                          0.00

M(2)   The amount of reimbursed Class A Investor Charge Offs                                 0.00
       The amount of reimbursed Class B Investor Charge Offs                                 0.00

M(3)   The amount, if any, BZ which the outstanding principal balance of the
       Certificates exceeds the
       Invested Amount after giving effect to all transactions on the
       Distribution Date
       Class A                                                                               0.00
       Class B                                                                               0.00

N      Distributions to Class A Certificateholders
       (per $1,000 original principal amount)

N(1)   Total distribution to Class A Certificateholders                                      5.00
       Amount with respect to interest                                                       5.00
       Amount with respect to principal                                                      0.00
N(2)   Class A Investor Charge Offs                                                          0.00
N(3)   The amount of reimbursed Class A Investor Charge Offs                                 0.00

O      Distributions to Class B Certificateholders
       (per $1,000 original principal amount)

O(1)   Total distribution to Class B Certificateholders                                      5.21
       Amount with respect to interest                                                       5.21
       Amount with respect to principal                                                      0.00
O(2)   Class B Investor Charge Offs                                                          0.00
O(3)   The amount of reimbursed Class B Investor Charge Offs                                 0.00


     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer



BZ:     \s\  Victoria  J.  Jahanbani
        ----------------------------
Name:     Victoria  J.  Jahanbani
Title:     Vice  President



                                           Exhibit 99 A and B
                                             Page 10 of 17